Date File: May 22, 1997



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): May 19, 1997.



                             INTERNET HOLDINGS, INC
             (Exact Name of Registrant as Specified in its Charter)


UTAH                             0-26886                      13-3758042
(State or Other                (Commission                     (Employer
Jurisdiction)                  File Number)                  Identification
                                                                 Number)


       C/o The Law Office of Lewis M. Klee, 40 Exchange Place, 8th Floor,
                               New York, NY 10005
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (212) 271 4366

Item 1 Changes in Control of Registrant

As a result of the acquisition of Chiron Systems Ltd (CSL) which is described in
Item 2 (below) the registrant has issued a total of 2,640,313 shares to the shareholders of CSL in order to acquire 100% of the issued capital of CSL. These shares account for 57% of the current issued share capital of the Registrant. The shareholders of Chiron as a group have a majority of the shares issued but no one shareholder controls more than 50%.

The Managing Director of CSL has joined the board of directors of the Registrant. The existing directors and officers of the Registrant remain on the board and will continue to serve in the same positions as prior to the acquisition of CSL.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to beneficial ownership of Common Stock by (i) each person known by the Registrant to own beneficially more than five percent (5%) of the outstanding Common Stock of the Registrant,
(ii) each director of the Registrant, and (iii) all directors and officers of the Registrant as a group. Except as other wise indicated the named person has sole voting and investment power with respect to such person's shares.



                                                     Number of shares
Name                                                 Beneficially owned                Percent
Christopher J. Wilkes                                         100,000                   2.2%
Chairman & President
22 Parrotts Field
Hoddesdon
Hertfordshire EN11 OQU, United Kingdom

Lewis M. Klee                                                  50,000                   1.1%
Director & Secretary
The Law Office of Lewis M. Klee,
40 Exchange Place, 8th Floor
New York, New York 10004

Ian M. Treddinick                                           1,473,293                   32.1%
Director
Chiron Systems Ltd
Wyvols Court
Swallowfield
Reading, Berkshire RG7 1PY, United Kingdom



                                  Page 2 of 6





Michael J. Kennedy                                            506,940                   11.1%
Chiron Systems Ltd
Wyvols Court
Swallowfield
Reading, Berkshire RG7 1PY, United Kingdom


Patricia Treddinick                                          406,608                     8.9%
Chiron Systems Ltd
Wyvols Court
Swallowfield
Reading, Berkshire RG7 1PY, United Kingdom



All executive officers and directors
As a group:                                                1,623,293                    35.4%


Item 2 Acquisition or Disposition of Assets

On May 22, 1997 the company acquired the whole of the issued capital of Chiron Systems Ltd. (CSL), in exchange for 2,640,313 shares of the Company's common stock. CSL is an English company, engaged in the business of designing and developing products for the Integrated Services Digital Network (ISDN) market place. Chiron was a management buy-out from GEC-Plessey Telecommunications ("GPT") in 1993 and had transferred to it, under the terms of that buy-out, rights to certain technology developed by GPT which had a development cost in excess of $6million.

The Registrant is now engaged in the business of providing hardware and software products and services for the Internet and ISDN markets. ISDN is the international digital telephony standard that has been adopted worldwide. It provides two 64kilobit channels for voice and/or data and one 8kilobit signaling channel. This provides clear digitized speech and high speed error free data communication. In Europe and Asia in particular telecommunications suppliers are moving rapidly to introduce ISDN service. The Registrant's wholly owned subsidiary, CSL, is one of the leading suppliers of ISDN converters and ISDN termination points (Anatel 4000 range) and also of ISDN "modems" (SAT 100 range) in Europe. Launched in 1996 these products are already in use by three European PTTs and have been placed on the bidding list for several more. CSL has other telephony products ready for market all based around its proprietary ISDN technology.

General

The Registrant operates its ISDN business through its wholly owned subsidiary
(CSL). CSL was founded in March 1993, as a corporation organized under the laws of England, with the acquisition of a set of ISDN products and technology from GEC Plessey Telecommunications Ltd. (GPT). GPT is one of the largest telecommunications companies in the world.

Licenses

The Registrant's wholly owned subsidiary CSL has a technology license from GPT dated January 10, 1994. This license entitles CSL to utilize certain GPT technology for which CSL pays a royalty for 4 years at 3% of net sales up to a maximum total payment of $400,000. Thereafter CSL may use the technology without further payment.

Marketing

ISDN is the new digital technology, which will take over from analogue in terms of all telecommunications including telephone, facsimile, answerphones etc. However for the last four years this new technology has been used mainly in niche applications in certain areas of finance, security and retail. This is now rapidly expanding with British Telecom alone installing 30,000 circuits per year. This market is expected to double every 6-10 months.

CSL primarily sells its products to major telecommunications network operators such as British Telecom, Belgacom and the Netherlands PTT. These companies then sell the products to end-users. In future CSL may license some of its technology to obtain access to other world markets.

Employees

As of May 22, 1997 the Registrant had 6 full time employees. In addition the company operates a subcontract system both for a portion of its research and development and for all of its manufacturing and physical distribution. Of the full time employees 2 were executives, 3 were engaged in research and development or the supervision of research and development sub-contractors or production subcontractors and 1 clerical worker. None of the employees are covered by a collective bargaining agreement. The Registrant believes its employee relations are good.


Properties

CSL's executive offices are in Reading, England located in leased space of approximately 2,000 square feet in a multi-tenant office building. The lease is renewable annually with the consent of both parties and commenced in 1993. The current monthly rental pursuant to the lease is $2,800.

On May 19, 1997 the Registrant acquired from W.F. Clarke Ltd office, factory and warehouse premises in Accra, Ghana. These are held under the Ghanaian system of leasehold title and are wholly owned by the Registrant. The Registrant purchased these premises, together with various items of equipment for $2.25million. The premises and equipment have an appraised value of $2.5million. The majority of the space in Accra is leased to the former owners of the property W.F. Clarke Ltd. The Registrant and W.F. Clarke have signed an agreement to form a joint venture to exploit Internet services in West Africa.

Item 9 Sales of Equity Pursuant to Regulation S

Simultaneously with the acquisition of CSL on May, 22 1997 the company raised $2,522,689 through the issue of Common Stock.

Purpose of Funding

The purpose of this funding is to enable the Registrant to purchase property and assets in Accra, Ghana to facilitate the expansion of the Registrant's joint venture into Internet and related services in Africa. The funding will also be used to expand CSL and to position the Registrant to acquire other compatible companies with products or services related to the Internet and ISDN.

Terms of the share issue

The 1,483,935 shares were issued at $1.70 per share. After deducting placing commission of 5% and costs the net proceeds realized by the Registrant was $2,375,000.

Class of Investors

The subscribers to the share issue are corporations or individuals who are Accredited Investors and who are not US Persons as defined by the Securities Acts 1933 and 1934.

Exemption from Registration

The offering is exempt from Registration under Section 4(2) of the Securities Act of 1933, as the issue of the securities did not involve a public offering.

The offering is exempt from Registration under the Regulation S exemption governing the sale of securities to individuals or entities who are not US Persons as defined by the Securities Act of 1933.



Item 7 Financial Statements, Pro-Forma Financial Information and Exhibits

Financial Statements

Financial Statements for the Registrant as of December 31, 1996 were filed by the Registrant in its Form 10-KSB filed May 20, 1997, for the period January 1, 1996 to December 31, 1996 and are incorporated herein by reference.

Audited Financial Statements for CSL for the nine months ended December 31, 1996 are attached.

Unaudited Pro-Forma Group Financial Statements showing the group after the acquisition of CSL and following the acquisition of the property in Accra is attached restated for the year to December 31, 1996.


Exhibits

2.       Agreement and Plan of Reorganization dated May 22, 1996

2.1      Agreement for Sale of Certain Assets and equipment dated May 19, 1997




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Dated this ___22nd _____ day of May, 1997

                                    Internet Holdings, Inc.
                                    (The Registrant)


                    By:     /S Christopher Wilkes
                            Christopher J. Wilkes
                            President

                             INTERNET HOLDINGS, INC.
                         PPRO-FORMA FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1996
                                    UNAUDITED

                             INTERNET HOLDINGS, INC.
                   PRO-FORMA GROUP CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996






                                                                       December 31
                                                                          1996
                                                                       (Unaudited)
                              ASSETS
CURRENT ASSETS:
   Cash                                                                  $    125,551
   Accounts Receivable                                                        102,741
   Stock                                                                      160,776
                                                                    ------------------
               Total Current Assets                                      $    389,068
                                                                    ------------------

FIXED ASSETS                                                                2,296,317

INTANGIBLE ASSETS                                                             647,717

                                                                    ==================
                                                                          $ 3,333,102
                                                                    ==================


                         LIABILITIES AND
                        STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Bank Overdraft                                                       $      99,535
   Taxes payable                                                                7,333
   Accounts payable                                                           157,083
   Other liabilities                                                          269,048
                                                                    ------------------
               Total current liabilities                                   532,999
                                                                    ------------------

   Long term loans due after one year                                         412,500
                                                                    ------------------

               Total liabilities                                              945,499
                                                                    ------------------



STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value, 50,000,000 shares
    authorized, 4,336,481 shares issued and outstanding                         4,336
  Additional paid-in capital                                                5,651,481
  Accumulated deficit                                                      (3,268,214)
                                                                    ------------------

               Total stockholders' Equity                                   2,387,603
                                                                    ------------------

                                                                       $ 3,333,102
                                                                    ==================




              The accompanying notes to financial statements are an
                        integral part of this statement.

                             INTERNET HOLDINGS, INC.
                     PRO-FORMA STATEMENT OF GROUP OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996









                                                                         1996
                                                                   -----------------

NET SALES AND REVENUES                                                  $   860,018

COST OF SALES                                                               583,630
                                                                   -----------------

Gross Profit from Continuing Operations                                     276,388

SELLING OPERATING AND ADMINISTRATIVE
EXPENSES                                                                    224,332
                                                                   -----------------

Profit before provision for income taxes                                     52,056

PROVISION FOR INCOME TAXES                                                         -

                                                                   -----------------
Net Profit from continuing operations                                        52,056
                                                                   -----------------

LOSS FROM DISCONTINUED OPERATIONS                                          (161,241)
                                                                   -----------------

          Net Profit                                                    $  (109,185)
                                                                   =================


PER SHARE DATA:

          Profit from continuing operations                             $      0.01
                                                                   =================

          Loss from discontinued operations                             $     (0.04)
                                                                   =================

          Net loss                                                      $     (0.03)
                                                                   =================

          Weighted average number of common
            shares outstanding                                            4,336,481
                                                                   =================



               The accompanying notes to financial statements are
                      an integral part of these statements.

                             INTERNET HOLDINGS, INC.
               NOTES TO PRO-FFORMA UNAUDITED FINANCIAL STATEMENTS


(1)      Business and organization

         Internet Holdings, Inc. (the "Company") was originally incorporated in the State of Utah on July 22, 1977, under the name of Western Corn Dog Factories. On May 22, 1997 the company acquired the whole of the issued capital of Chiron Systems Ltd. (CSL), in exchange for 2,640,313 shares of the Company's common stock. CSL is an English company, engaged in the business of designing and developing products for the Integrated Services Digital Network (ISDN) market place. Chiron was a management buy-out from GEC-Plessey Telecommunications ("GPT") in 1993 and had transferred to it, under the terms of that buy-out, rights to certain technology developed by GPT which had a development cost in excess of $6million.

         The Company is now engaged in the business of providing hardware and software products and services for the Internet and ISDN markets. ISDN is the international digital telephony standard that has been adopted worldwide. It provides two 64kilobit channels for voice and/or data and one 8kilobit signaling channel. This provides clear digitized speech and high speed error free data communication. In Europe and Asia in particular telecommunications suppliers are moving rapidly to introduce ISDN service. The Registrant's wholly owned subsidiary, CSL, is one of the leading suppliers of ISDN converters and ISDN termination points (Anatel 4000 range) and also of ISDN "modems" (SAT 100 range) in Europe. Launched in 1996 these products are already in use by three European PTTs and have been placed on the bidding list for several more. CSL has other telephony products ready for market all based around its proprietary ISDN technology.

         On May 19, 1997 the Company entered into an agreement whereby it acquired office and factory premises in Accra, Ghana and formed a joint venture with W.F. Clarke (Ghana) Ltd. to exploit Internet products and services in West Africa.

         The Company has had a series of mergers with other companies, all accounted for as reverse acquisitions, with the Company in each case changing its name to that of or similar to the reverse acquirer. In this regard, the Company's previous names were: Resources West, Inc., Magma Resources, Inc., Cellular Telecommunications & Technologies, Inc. in 1993 and most recently China Biomedical Group, Inc. in 1995.
         The name Internet Holdings, Inc. was adopted on July 12, 1996.

         In 1993, the Company acquired Cellular Payphones, Inc., ("CPI"), (a Delaware Corporation), whereby all of the issued and outstanding shares of CPI were exchanged for approximately 90% of the issued and outstanding stock of the Company. This transaction was accounted for as a reverse acquisition purchase, in which CPI was the acquiring corporation, and the Company was the acquired corporation. The Company accounted for this transaction as a recapitalization of CPI, with the issuance of 2,625,000 shares of common stock for the net assets of the Company. Following the 1993 acquisition, the Company was engaged in the business of (i) installation and servicing of cellular credit-card pay telephones in taxicabs, radio-cabs, limousines, rental cars, trains, ferries, hotels, and business conference centers, and (ii) the data processing and development of streamline software specializing in credit card authorization processing with real-time billing functions. The Company ceased such operations in October 1994 due to substantial losses. Effective April 3, 1995, the Company acquired C.B. Marketing and Investment Limited, a privately-held English corporation engaged in the business of medical market research and the manufacture of pharmaceuticals and contraceptives in the Peoples' Republic of China. On April 22, 1996, the Company entered into a divestiture agreement with respect to C.B. Marketing and Investment Limited. During 1996, the Company was reorganized to invest in internet and ISDN ("International Standard Digital Network") related technologies.


(2)      Summary of significant accounting policies:


         Revenue and cost recognition -

         Revenues are generally recognized as earned and expenses are recognized when incurred under the accrual basis of accounting.

         Net profit/loss per share -

         Net profit and loss per share was computed by dividing net profit or loss by the number of common shares issued and outstanding following the Company's acquisition of CSL.

         Income taxes -

         The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", to account for deferred income taxes. Deferred taxes are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting purposes. The net difference, if any, between the provision for taxes and taxes currently payable is reflected in the balance sheet as deferred taxes. Deferred tax assets and/or liabilities, if any, are classified as current and noncurrent based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability.

(3)      Discontinued operations

         On April 22, 1996, the Company's stockholders approved a divestiture agreement whereby the Company delivered to certain stockholders who had previously owned C.B. Marketing and Investment Limited (the "Subsidiary") all the outstanding shares in this corporation. In return, the C.B. Marketing and Investment Limited shareholders transferred to the Company 540,006 shares (2,700,000 shares pre-reverse split) of the Company's common stock. The operating results for the Subsidiary have been reflected as a loss from discontinued operations for all periods presented. (See Note 5).


(5)      Stockholders' equity

         On February 8, 1995, a Special Meeting of the Company's stockholders was held and the Company's stockholders approved, among other proposals, a proposal to effect a 1-for-2 reverse stock split of the issued and outstanding shares of the Company's common stock. The reverse split was effective March 28, 1995. As a result of the reverse split and after adjustments for fractional shares, the number of shares was reduced from 3,527,769 to 1,764,343. The reverse split did not affect the number of shares of the Company's common stock authorized.

         On April 3, 1995, the Company acquired C.B. Marketing and Investment Limited, a privately-held English corporation in a stock-for-stock exchange. As a result of such transaction, which has been accounted for under the "pooling of interests" method for business combinations, the Company issued 2,700,000 shares of its authorized but unissued shares of common stock to the shareholders of C.B. Marketing and Investment Limited.

         In August 1995, the Company sold pursuant to a private placement under Regulation D Rule 504, 84,000 shares of common stock for proceeds of $270,000. The proceeds are net of $30,000 in sales commission.

         Also in August 1995, the Company issued 12,000 common shares in settlement of certain obligations.

         In December 1995, the Company issued 1,000,000 shares of common stock under Regulation S in satisfaction of two convertible loan notes held by offshore investors.

         On January 27, 1996, the Board of Directors approved a 1-for-5 reverse stock split of the issued and outstanding shares of the Company's common stock.

         On April 22, 1996, the Company's stockholders approved a divestiture agreement whereby the Company delivered to certain stockholders who had previously owned C.B. Marketing and Investment Limited all the outstanding shares in this corporation. In return, the C.B. Marketing and Investment Limited shareholders transferred to the Company 540,006 shares (2,700,000 shares pre-reverse split) of the Company's common stock. Such shares were immediately canceled.

         On April 25, 1996, the Board of Directors approved the issuance of 59,000 shares of the Company's common stock in satisfaction of obligations in the amount of $118,000.

         On July 3, 1996, the Board of Directors approved the issuance of 1,066,000 shares of the Company's common stock in satisfaction of obligations in the amount of $266,500.

         On May 22, 1997, the Company acquired Chiron Systems Ltd, a privately-held English corporation in a stock-for-stock exchange. As a result of such transaction, which has been accounted for under the "pooling of interests" method for business combinations, the Company issued 2,640,313 shares of its authorized but unissued shares of common stock to the shareholders of Chiron Systems Ltd.

         On May 22, 1997, the Company issued 1,483,935 shares were issued at $1.70 per share. After deducting placing commission of 5% and costs the net proceeds realized by the Registrant was $2,375,000.

(6)      Income taxes

         The Company has net operating loss carryforwards to offset future taxable income. As it is not more likely than not that the resulting deferred tax benefits will be realized, a valuation allowance has been recognized for such deferred tax assets.

(7)      Commitments and contingencies

         The Company has not filed federal nor state income tax returns for the past several years, and is currently working with the Internal Revenue Service and state taxing authorities to ensure filings of all requisite returns are made as soon as possible. In management's opinion, there are no material liabilities as a result of the delay in filing these returns.